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Exh. 10.9.6

ACKNOWLEDGMENT OF
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND
REAFFIRMATION OF UNCONDITIONAL GUARANTY AND DEED OF TRUST,
SECURITY AGREEMENT AND FIXTURE FILING

        SECTION 1.    THE GERALD J. BURNETT AND MARJORIE J. BURNETT REVOCABLE TRUST (the "Guarantor") executed in favor of COMERICA BANK, successor by merger of Comerica Bank - California ("Bank") an Unconditional Guaranty dated as of December 16, 2002 (the "Guaranty"), which Guaranty is secured by a Deed of Trust, Security Agreement and Fixture Filing (with Assignment of Rents and Leases) dated as of December 16, 2002 and executed by Guarantor in favor of Bank (the "Deed of Trust"). Guarantor hereby acknowledges and confirms that it has reviewed and approves of the terms and conditions of that certain Loan and Security Agreement dated dated as of February 27, 2002, (as amended by that certain First Amendment to Loan and Security Agreement dated December 16, 2002, Second Amendment to Loan and Security Agreement dated March 10, 2003, Third Amendment to Loan and Security Agreement dated July 2, 2003 and Fourth Amendment to Loan and Security Agreement dated February 27, 2004, the "Agreement"), by and between AVISTAR COMMUNICATIONS CORPORATION (the "Borrower") and Bank.

        SECTION 2.    Guarantor hereby consents to the Agreement and agrees that its guaranty of Borrower's obligations as set forth in the Guaranty and the Deed of Trust shall continue in full force and effect, shall be valid and enforceable, and shall not be impaired or otherwise affected by the execution of the Agreement, any further amendments, renewals or extensions of the Agreement, or any other document or instrument delivered in connection herewith or therewith.

[Signatures on Next Page]

Dated as of February 24, 2004		GUARANTOR:
THE GERALD J. BURNETT AND MARJORIE J. BURNETT REVOCABLE TRUST
		By:	/s/ Gerald J. Burnett
Name:
Title: Trustee
		By:	/s/ Marjorie J. Burnett
Name:
Title: Trustee
APPROVED AND ACCEPTED
COMERICA BANK
By:	/s/ Robert Fernandez
Name:
Title: Vice President

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ACKNOWLEDGMENT OF FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING